SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 19, 2000


                            FIDELITY FEDERAL BANCORP
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)


          Indiana                     0-22880                 35-1894432
----------------------------  ------------------------    -------------------
(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification No.)


 700 S. Green River Road, Suite 2000
         Evansville, Indiana                                    47715
----------------------------------------                      --------
(Address of Principal Executive Offices)                      Zip Code


                                 (812) 469-2100
                   -------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         On May 23, 2000, Fidelity Federal Bancorp issued the press release attached hereto as an exhibit.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         99.1     Press Release, dated May 23, 2000





                                     * * * *








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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FIDELITY FEDERAL BANCORP
                               (Registrant)


Date: May 24, 2000             By: /s/ Donald R. Neel
                                   ------------------
                                   Donald R. Neel, Executive Vice President and
                                   Chief Financial Officer





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

                                INDEX TO EXHIBITS


Exhibit No.                                 Description
-----------                                 -----------

99.1                                        Press Release, dated May 23, 2000




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